EXHIBIT 10.1

SEVENTH AMENDED AND RESTATED EXCHANGE AGREEMENT
dated as of July 29, 2020
among
APOLLO GLOBAL MANAGEMENT, INC.,
THE APOLLO PRINCIPAL ENTITIES,
AND
THE APOLLO PRINCIPAL HOLDERS

Exhibit A	Form of Joinder
Exhibit B	Form of Notice of Intent For Plan Exchanges and Non-Plan Exchanges
Exhibit C	Form of Notice of Exchange (Non-Plan Exchange)
Exhibit D	Form of Notice of Exchange (Non-Plan Exchange for Issuer Repurchase)
Exhibit E	Form of Notice of Exchange (Plan Exchange)
Exhibit F	Form of Notice of Exchange (Fixed Exchange)
Exhibit G	Form of Notice of Exchange (Exchange in connection with an Underwritten Public Offering)
Exhibit H	Form of Ownership Schedule
Exhibit I	Form of Notice of Exchange (Quarterly Exchange)

SEVENTH AMENDED AND RESTATED EXCHANGE AGREEMENT
SEVENTH AMENDED AND RESTATED EXCHANGE AGREEMENT (the “Agreement”), dated as of July 29, 2020, among Apollo Global Management, Inc., a Delaware corporation, the Apollo Principal Entities (as defined herein) from time to time that are party hereto and the Apollo Principal Holders (as defined herein) from time to time that are party hereto.
WHEREAS, the parties entered into that certain Sixth Amended & Restated Exchange Agreement dated September 5, 2019 (the “Sixth Amended & Restated Exchange Agreement”) and now desire to enter into this Agreement to amend and restate the Sixth Amended & Restated Exchange Agreement in its entirety as more fully set forth below; and
NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I

DEFINITIONS
Section 1.1           Definitions.
The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.
“10b5-1 Plan” means a trading plan established in accordance with Rule 10b5-1(c) promulgated under the Exchange Act of 1934, as amended, or any successor rule or regulation.
“Agreement” has the meaning set forth in the preamble of this Agreement.
“Agreement Among Principals” means the Agreement Among Principals, dated as of July 13, 2007 as amended on the date hereof, among Leon D. Black, Marc J. Rowan, Joshua J. Harris, Black Family Partners, L.P., MJR Foundation LLC, MJH Partners, L.P., AP Professional Holdings, L.P. and BRH Holdings L.P., as may be amended, supplemented or restated from time to time.
“AMH Holdings” means AMH Holdings (Cayman), L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“AOG Unit” shall have the meaning given to the term “Operating Group Unit” in the Shareholders Agreement.
“APO Corp.” means APO Corp., a corporation formed under the laws of the State of Delaware, and any successor thereto.

“APO FC” means APO (FC), LLC, an Anguilla limited liability company, and any successor thereto.
“APO FC II” means APO (FC II), LLC, an Anguilla limited liability company, and any successor thereto.
“APO FC III” means APO (FC III), LLC, a Cayman Islands limited liability company, and any successor thereto.
“APO LLC” means APO Asset Co., LLC, a limited liability company formed under the laws of the State of Delaware, and any successor thereto.
“APO UK” means APO UK (FC), Limited, a United Kingdom incorporated company, and any successor thereto.
“Apollo Intermediate Entities” means APO Corp., APO FC, APO FC II, APO FC III, APO UK and any other entity formed after July 29, 2020 that has been designated as an Apollo Intermediate Entity by the Issuer in writing to each Apollo Principal Holder.
“Apollo Operating Group” shall have the meaning given to such term in the Shareholders Agreement.
“Apollo Principal I” means Apollo Principal Holdings I, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“Apollo Principal II” means Apollo Principal Holdings II, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“Apollo Principal III” means Apollo Principal Holdings III, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“Apollo Principal IV” means Apollo Principal Holdings IV, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“Apollo Principal V” means Apollo Principal Holdings V, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“Apollo Principal VI” means Apollo Principal Holdings VI, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“Apollo Principal VII” means Apollo Principal Holdings VII, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“Apollo Principal VIII” means Apollo Principal Holdings VIII, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“Apollo Principal IX” means Apollo Principal Holdings IX, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.

“Apollo Principal X” means Apollo Principal Holdings X, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“Apollo Principal XI” means Apollo Principal Holdings XI, LLC, an Anguilla limited liability company, and any successor thereto.
“Apollo Principal XII” means Apollo Principal Holdings XII, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, and any successor thereto.
“Apollo Principal Entities” means, collectively, Apollo Principal I, Apollo Principal II, Apollo Principal III, Apollo Principal IV, Apollo Principal V, Apollo Principal VI, Apollo Principal VII, Apollo Principal VIII, Apollo Principal IX, Apollo Principal X, Apollo Principal XI, Apollo Principal XII, AMH Holdings and any other entity formed after July 29, 2020 that has executed and delivered a joinder agreement substantially in the form of Exhibit A hereto pursuant to Section 3.4(c) of this Agreement.
“Apollo Principal Holder” means each Person and their Permitted Transferees  that was as of May 6, 2013 or thereafter became or becomes from time to time a limited partner or member, as applicable, of each of the Apollo Principal Entities pursuant to the terms of the Apollo Principal Operating Agreements, other than (i) the Issuer and (ii) for the avoidance of doubt the Apollo Intermediate Entities and their respective subsidiaries.
“Apollo Principal Operating Agreements” means, as of any date, collectively, the limited partnership agreement or the limited liability company agreement, as applicable, of each Apollo Principal Entity, as each may be amended, supplemented or restated from time to time.
“AP Professional” means AP Professional Holdings, L.P., an exempted limited partnership formed under the laws of the Cayman Islands.
“AP Professional Partnership Agreement” means the Third Amended and Restated Exempted Limited Partnership Agreement of AP Professional dated as of July 29, 2020, as may be amended, supplemented or restated from time to time.
“Business Day” means each day (x) that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close and (y) with respect to an Exchange Date, that is a day trades of Class A Shares may be settled on the Stock Exchange.
“Class A Shares” means the shares of Class A common stock, $.00001 par value per share, of the Issuer and any equity securities issued or issuable in exchange for or with respect to such Class A Shares (i) by way of a dividend, split or combination of shares or (ii) in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.
“Code” means the Internal Revenue Code of 1986, as amended.
“Contributing Partner” means any Senior Manager Limited Partner as defined in the AP Professional Partnership Agreement.

“Delaware Arbitration Act” has the meaning set forth in Section 3.8(d) of this Agreement.
“Exchange” means the transfer by an Apollo Principal Holder of AOG Units in exchange for the delivery by the Issuer of a number of Class A Shares equal to the product of (a) such number of AOG Units surrendered multiplied by (b) the Exchange Rate. The term “Exchange” shall include any Fixed Exchange, Non-Plan Exchange, Plan Exchange and Quarterly Exchange.
“Exchange Date” means:
(i)          with respect to any amount of Class A Shares to be issued upon exchange of AOG Units and offered in an underwritten Public Offering, the closing date of such underwritten offering (or if such underwritten Public Offering does not occur, the next Business Day following the date when it has been determined such underwritten Public Offering will not occur);
(ii)          with respect to any amount of Class A Shares to be issued upon exchange of AOG Units and offered pursuant to the exercise of an underwriter’s over-allotment option granted in connection with an underwritten Public Offering, the closing date of such sale of Class A Shares pursuant to the exercise of such over-allotment option (or if such over-allotment option is not exercised or is not exercised in full, the exchange as to such portion shall occur on the Business Day immediately following the lapse of the over-allotment option period);
(iii)          with respect to any amount of Class A Shares to be issued upon exchange of AOG Units for sale, disposition or transfer pursuant to a Plan Exchange, the date specified in the applicable notice of exchange, which shall be one or more Business Days after the applicable notice of exchange is delivered; provided, that such date specified in the applicable notice of exchange shall not be within (a) the period beginning two (2) Business Days prior to the record date and ending on the record date, in each case, for any dividend payable with respect to Class A Shares and (b) the period beginning on the adoption date of a Plan and ending fourteen (14) calendar days following the date the applicable Plan is adopted;
(iv)          with respect to any amount of Class A Shares to be issued upon exchange of AOG Units for sale, disposition or transfer pursuant to a Non-Plan Exchange (other than in connection with an Issuer Repurchase), the date specified in the applicable notice of exchange, which shall be one or more Business Days after the applicable notice of exchange is delivered; provided, that, (A) such date specified in the applicable notice of exchange shall not be within the period beginning two (2) Business Days prior to the record date and ending on the record date, in each case, for any dividend payable with respect to Class A Shares and (B) any Non-Plan Exchange trades by any Participant that is a member of a Group in which the Founder or Contributing Partner directing the exchange is an officer, director, or manager of, employed by, or in a position that entitles such Founder or Contributing Partner to access material non–public information of, the Issuer or its subsidiaries must be initiated during the Trading Window;

(v)          with respect to any amount of Class A Shares to be issued upon exchange of AOG Units for sale, disposition or transfer pursuant to a Non-Plan Exchange for Issuer Repurchase, two Business Days after the applicable notice of exchange is delivered and not revoked;
(vi)          with respect to any amount of Class A Shares to be issued upon exchange of AOG Units for sale, disposition or transfer pursuant to a Fixed Exchange, the first Business Day of the applicable Quarter that directors, executive officers and employees of the Issuer or the Issuer’s subsidiaries are permitted to trade under the Insider Trading Policy (or such earlier Business Day of the applicable Quarter that the Issuer, in the sole discretion of the Issuer, determines to permit trades of Class A Shares issued in a Fixed Exchange under the Insider Trading Policy); and
(vii)          with respect to any amount of Class A Shares to be issued upon exchange of AOG Units for sale, disposition or transfer pursuant to a Quarterly Exchange (other than for sale, disposition or transfer of Class A Shares pursuant to clause (i) or (ii)), the first Business Day of the applicable Quarter that directors, executive officers and employees of the Issuer or the Issuer’s subsidiaries are permitted to trade under the Insider Trading Policy (or such earlier Business Day of the applicable Quarter that the Issuer, in the sole discretion of the Issuer, determines to permit trades of Class A Shares issued in a Quarterly Exchange under the Insider Trading Policy);
provided, however, that to the extent an Apollo Principal Holder has delivered a notice of exchange for a Quarterly Exchange and has also notified the Issuer prior to the first Exchange Date on which any AOG Units may be exchanged hereunder that a portion of the AOG Units to be exchanged under such notice will be offered in an underwritten Public Offering, then all AOG Units set forth in such notice to be exchanged by such Apollo Principal Holder shall be exchanged on the Exchange Dates provided in clauses (i) and (ii) hereof, as applicable.
“Exchange Rate” means the number of Class A Shares for which an AOG Unit is entitled to be exchanged.  On the date of this Agreement, the Exchange Rate shall be 1 for 1 subject to adjustments as provided in Section 2.4.
“Fixed Exchange” means an Exchange by or at the direction of a Founder or a Contributing Partner (or his duly authorized personal representative) that is not administered under a Plan and is not a Quarterly Exchange or Non-Plan Exchange, designated as a “Fixed Exchange” on the applicable notice of exchange and subject to the terms and conditions specified with respect to “Fixed Exchanges” in Section 2.1, Section 2.2, and Section 2.8 of this Agreement.
“Founder” means any of Leon D. Black, Marc J. Rowan, or Joshua J. Harris.
“Governing Body” means the Board of Directors of the Issuer.
“Group” has the meaning (i) with respect to a Founder, ascribed to such term in the Agreement Among Principals and (ii) with respect to a Contributing Partner, ascribed to such term in such Contributing Partner’s Rollup Agreement.

“In-Kind Exchange Distribution” has the meaning set forth in the AP Professional Partnership Agreement.
“Initial Apollo Principal Holder” has the meaning set forth in Section 2.1(b) of this Agreement.
“Insider Trading Policy” means the Insider Trading Policy of the Issuer applicable to the directors, executive officers and employees of the Issuer or the Issuer’s subsidiaries, as such Insider Trading Policy may be amended from time to time.
“Issuer” means Apollo Global Management, Inc., a corporation formed under the laws of the State of Delaware, and any successor thereto.
“Issuer Certificate of Incorporation” means the Amended & Restated Certificate of Incorporation of the Issuer, effective as of April 30, 2020, as may be amended, supplemented or restated from time to time.
“Issuer Repurchase” has the meaning set forth in Section 2.2(a)(ii)(B) of this Agreement.
“Non-Plan Exchange” means an Exchange not administered pursuant to a Plan and not a Fixed Exchange, Quarterly Exchange or an Exchange settled through an underwritten Public Offering subject to the terms and conditions specified with respect to “Non-Plan Exchanges” in Section 2.1 and Section 2.2 of this Agreement.
“Notice Date” means, with respect to each
(i)          notice of exchange for which Class A Shares issued upon exchange will be offered in an underwritten Public Offering, the date that is forty-five (45) calendar days prior to the relevant Exchange Date;
(ii)          Plan Exchange, the date on which an Apollo Principal Holder (or the applicable Founder, Contributing Partner or any member of such Person’s Group or any broker administering a Plan) has executed a binding sale transaction with respect to an amount of Class A Shares corresponding to the amount of AOG Units that are subject to a notice of exchange;
(iii)          Non-Plan Exchange (other than in connection with an Issuer Repurchase), the date on which an Apollo Principal Holder (or the applicable Founder, Contributing Partner or any member of such Person’s Group) has executed a binding sale transaction with respect to an amount of Class A Shares corresponding to the amount of AOG Units that are subject to a notice of exchange;
(iv)          Non-Plan Exchange for an Issuer Repurchase, the date on which an Apollo Principal Holder has delivered, and not revoked, a notice of exchange to accept the Issuer’s offer to repurchase Class A Shares;

(v)          Fixed Exchange, the date that is (a) at least five (5) calendar days prior to the opening of such Trading Window if such notice of intent relates to the first Trading Window commencing following the date of this Agreement, or (b) in all other cases, ten (10) calendar days prior to the Exchange Date or;
(vi)          Quarterly Exchange, the date that is at least sixty (60) calendar days prior to the Exchange Date (with respect to each Quarter) provided in clause (vii) of the definition of “Exchange Date”;
provided, that for purposes of determining the Notice Date in reference to Section 2.8(c)(i) or (ii) of the Agreement, such Notice Date shall be that single date that is sixty (60) calendar days prior to the day the Issuer issues its earnings release.
“Ownership Schedule” has the meaning set forth in Section 2.7(a) of this Agreement.
 “Participant” means a Founder or Contributing Partner or a member of any such Person’s Group on whose behalf a notice of exchange may be submitted or has been submitted.
“Person” shall be construed broadly and includes any individual, corporation, partnership, firm, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.
“Permitted Transferee” has the meaning set forth in the AP Professional Partnership Agreement.
“Plan” means a 10b5-1 Plan, that (a) is put in place by a Participant when such Person was not in possession of material non-public information about the Issuer and its subsidiaries during a Trading Window and (b) the administrator of the Plan has sole discretion of executing a Plan Exchange with respect AOG Units subject to such trading plan and disposition of Class A Shares issued in settlement of such Plan Exchange while such 10b5-1 Plan is in effect.
“Plan Exchange” means an Exchange administered pursuant to a Plan subject to the terms and conditions specified with respect to “Plan Exchanges” in Section 2.1 and Section 2.2 of this Agreement.
“Public Offering” means a public offering of Class A Shares pursuant to an effective registration statement under the Securities Act of 1933, as amended, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form.
“Quarter” means, unless the context requires otherwise, a fiscal quarter of the Issuer.
“Quarterly Exchange” has the meaning set forth in Section 2.8(a) of this Agreement.

“Roll-Up Agreements” means the Roll-Up Agreements, dated as of July 13, 2007, among the various contributing partners and any other parties thereto (whether originally or by joinder) and BRH Holdings, L.P., AP Professional Holdings, L.P., APO Asset Co., LLC, APO Corp., and Apollo Global Management, Inc., as each may be amended, supplemented or restated from time to time, including any amendments dated July 29, 2020.
“Shareholders Agreement” means the Amended and Restated Shareholders Agreement, dated as of September 5, 2019 and as amended on the date hereof, among the Issuer, AP Professional and the other parties thereto, as may be amended, supplemented or restated from time to time.
“Stock Exchange” means the principal securities exchange on which Class A Shares are traded.
“Substitute Exchanging Apollo Principal Holder” has the meaning set forth in Section 2.1(b) of this Agreement.
“Trading Window” means a period during which the directors, executive officers and/or employees of the Issuer or the Issuer’s subsidiaries are permitted to transact in the Issuer’s securities pursuant to the Issuer’s Insider Trading Policy; provided, that if a Trading Window is not generally available to all such parties with respect to an applicable Quarter, the Issuer may in its sole discretion permit Participants to transact in the Issuer’s securities in accordance with the Issuer’s Insider Trading Policy.
“Transfer Agent” means such bank, trust company or other Person as shall be appointed from time to time by the Issuer pursuant to the Issuer Certificate of Incorporation to act as registrar and transfer agent for the Class A Shares.
“Treasury Regulations” means the U.S. Treasury regulations promulgated under the Code.
ARTICLE II

EXCHANGE OF AOG UNITS
Section 2.1           Exchange of AOG Units.
(a)          Right to Exchange; Limitations.  Subject to the notice procedures described in Section 2.2 and Section 2.8 and further adjustment as provided in this Article II (including Section 2.8), the provisions of the Apollo Principal Operating Agreements and the Issuer Certificate of Incorporation, each Apollo Principal Holder shall be entitled to exchange AOG Units held by such Apollo Principal Holder on any Exchange Date pursuant to an Exchange.
(b)          Effect of Settlement.  On each Exchange Date, all rights of an exchanging Apollo Principal Holder as holder of exchanged AOG Units shall cease, and following the contribution of such AOG Units to, and receipt of Class A Shares from, the Issuer, such exchanging Apollo Principal Holder shall be treated for all purposes as having become the

Record Holder (as defined in the Issuer Certificate of Incorporation) of such Class A Shares and shall be admitted as a stockholder of the Issuer in accordance and upon compliance with the Issuer Certificate of Incorporation. A Founder, Contributing Partner or other member of their respective Group that would otherwise be an exchanging Apollo Principal Holder (the “Initial Apollo Principal Holder”) in connection with Exchanges contemplated by a Notice of Exchange may specify that all or any portion of the AOG Units that it receives pursuant to an In-Kind Exchange Distribution in connection with the settlement of an Exchange shall be further directly or indirectly transferred at its direction to one or more ultimate Permitted Transferees immediately prior to the settlement of such Exchange by specifying such ultimate Permitted Transferee as a “Substitute Exchanging Apollo Principal Holder” in the applicable Notice of Intent, if any, and Notice of Exchange(s) and, subject to compliance with the next sentence, such ultimate Permitted Transferee shall be deemed the exchanging Apollo Principal Holder and relevant Participant, as applicable, for purposes of all applicable Exchanges.  If such a Permitted Transferee is designated as a “Substitute Exchanging Apollo Principal Holder”, it shall sign the applicable Notice of Intent, if any, and Notice of Exchange(s) and settlement documents implementing such Exchange in addition to the Initial Apollo Principal Holder and join, and agree to be bound by and subject to the applicable terms and conditions of, each of the (i) each respective Apollo Principal Operating Agreements (as a limited partner or member thereunder, as applicable), (ii) Shareholders Agreement (as a Shareholder thereunder), (iii) this Agreement (as an Apollo Principal Holder hereunder) and (iv) Tax Receivable Agreement (as a Holder thereunder) in connection with the settlement of the applicable Exchanges. Prior to a determination by the Governing Body pursuant to Section 2.8(a) to implement the exchange procedures of Section 2.8(b), no such Permitted Transferee may be designated a Substitute Exchanging Apollo Principal Holder unless (A) the applicable Founder or Contributing Partner either (i) has provided the Issuer with an updated certification pursuant to Section 2.7(a) reflecting the pro forma result of such designation prior to or concurrently with delivering the applicable (x) Notice of Intent in the case of a Non-Plan Exchange and/or Plan Exchange and (y) Notice(s) of Exchange in the case of a Fixed Exchange, Quarterly Exchange and/or Exchange in connection with an underwritten Public Offering or (ii) certifies that the pro forma result following such designation is the same as prior to the designation and (B) the Issuer has not notified such parties that the pro forma result of such designation would cause the Governing Body to determine that the exchange procedures of Section 2.8(b) shall apply.
(c)          Apollo Principal Operating Agreements.  For the avoidance of doubt, any transfer of AOG Units shall be subject to the provisions of the Apollo Principal Operating Agreements; provided, that, to the extent consent of any Person shall be required pursuant to the provisions of the Apollo Principal Operating Agreements, the Issuer and the Apollo Intermediate Entities shall use commercially reasonable efforts to cause such consent to be obtained (if not already obtained). Subject to Section 2.3(b) and the foregoing sentence, the Issuer shall use commercially reasonable efforts to deliver or cause its Transfer Agent to deliver any Class A Shares issuable upon a Non-Plan Exchange or a Plan Exchange on the Exchange Date specified in the notice of exchange; provided, that if the notice of exchange is received after 8:00 pm New York City time on the date of the relevant trade, the Issuer’s obligation to deliver any such Class A Shares shall be tolled until the following Business Day.

Section 2.2           Exchange Notices, Procedures and Revocations.
(a)          Non-Plan Exchanges.
(i)          Notice of Intent.
(A)          With respect to any Trading Window in which an Apollo Principal Holder intends to exercise the right to exchange AOG Units as set forth in Section 2.1(a) pursuant to a Non-Plan Exchange, such Apollo Principal Holder shall provide written notice of its intent to exchange such AOG Units pursuant to a Non-Plan Exchange and a good faith estimate of the number of AOG Units intended to be so exchanged to the Issuer substantially in the form of Exhibit B hereto, which notice of intent shall be delivered (a) at least ten (10) calendar days prior to the opening of such Trading Window if (1) the number of AOG Units intended to be so exchanged is less than or equal to 1,000,000 and, (2) such notice of intent relates to a Trading Window commencing subsequent to the first Trading window commencing following the date of this Agreement, (b) at least thirty (30) calendar days prior to the opening of such Trading Window if the number of AOG Units intended to be so exchanged exceeds 1,000,000 and such notice of intent relates to any Trading Window subsequent to the first Trading Window commencing following the date of this Agreement or (c) at least five (5) calendar days prior to the opening of such Trading Window if such notice of intent relates to the first Trading Window commencing following the date of this Agreement.
(B)          An Apollo Principal Holder may update or revise a written notice of intent to exchange AOG Units delivered with respect to any Trading Window, if (a) there has been a good faith change of intent by the Apollo Principal Holder, (b) the Trading Window is not opened when expected based upon the Issuer’s scheduled date for announcing earnings or (c) in the event that during or prior to the opening of a Trading Window the closing trading price per share of the Class A Shares on any date is at least 10% higher than the closing trading price per share of the Class A Shares on the day prior to the date the applicable notice of intent was submitted or was required to be submitted.
(C)          If an Apollo Principal Holder did not provide a notice of intent to exchange with respect to a Trading Window pursuant to the previous clauses, such Apollo Principal Holder may provide a written notice of intent to exchange with respect to such Trading Window during such Trading Window; provided, that, in each case, such Apollo Principal Holder shall not be entitled to deliver a Notice of Exchange pursuant to a Non-Plan Exchange based on such notice of intent to exchange until at least five (5) calendar days after the date on which it provides such notice of intent.
(D)          No Apollo Principal Holder shall be entitled in any Trading Window to exchange AOG Units pursuant to Non-Plan Exchanges in excess of the number of AOG Units set forth in its notice of intent submitted on behalf of a Participant with respect to such Trading Window. A notice of intent shall permit, but not obligate, the applicable Participant to exchange through its affiliated Apollo Principal Holder any or all of the AOG Units included in such notice of intent in one or more exchanges up to the amount of AOG Units set forth in such notice of intent.

(E)          Notwithstanding the foregoing, if a Participant on whose behalf a notice of intent is being submitted is not subject to clause (B) of the proviso set forth in clause (iv) of the definition of Exchange Date, references in this Section 2.2(a)(i) to “Trading Window” shall be deemed to refer to “Quarter”.
(ii)          Notice of Exchange.
(A)          Other than as set forth in clause (B) below with respect to an Issuer Repurchase, in the event that an Apollo Principal Holder has satisfied the notice procedures in Section 2.2(a)(i), such Apollo Principal Holder may exercise the right to exchange AOG Units set forth in Section 2.1(a) above by providing a written notice of exchange on the Notice Date to the Issuer substantially in the form of Exhibit C hereto; provided, that (a) such Apollo Principal Holder shall use commercially reasonable efforts to deliver such notice by 8:00 pm New York City time on the Notice Date, (b) such notice of exchange may only be provided to the extent the Participant has executed a binding sale transaction with respect to an amount of Class A Shares corresponding to the amount of AOG Units that are subject to the notice of exchange, and (c) such notice of exchange must include the sales price for each trade of Class A Shares included in such notice of exchange.
(B)          In the event that an Apollo Principal Holder has provided a written notice of intent to exchange AOG Units prior to the opening of the Trading Window for the applicable Quarter in accordance with Section 2.2(a)(i) above and such Apollo Principal Holder has received a notice from the Issuer with an offer to repurchase an aggregate number of Class A shares from all such Apollo Principal Holders (an “Aggregate Repurchase Amount”) at a price determined in accordance with such notice (an “Issuer Repurchase”) at least five (5) calendar days prior to the opening of the Trading Window for the applicable Quarter, it may accept the offer by exercising the right to exchange AOG Units set forth in Section 2.1(a) above by providing a written notice of exchange to the Issuer substantially in the form of Exhibit D hereto at any time after the Issuer issues its earnings release for such Quarter; provided, that such notice of exchange (w) may only be with respect to an amount of Class A Shares that does not exceed the lesser of (1) the amount of AOG Units that are included in the corresponding notice of intent and (2) the Aggregate Repurchase Amount, (x) must be provided to the Issuer no later than 4:00 pm New York City time on the day the Issuer issues its earnings release, (y) may be conditioned on a minimum closing price for the Class A shares on such day and (z) will be revocable up until 4:00 pm New York City time on such day.  Prior to 9:00 am New York City time on the next Business Day, the Issuer will confirm to each Apollo Principal Holder (and any Participants on whose behalf a notice of exchange has been submitted and not revoked, through such Apollo Principal Holder) who has submitted, and not revoked, a notice of exchange in accordance with this clause (B) the amount of Class A Shares that the Issuer will purchase from such Apollo Principal Holder (which shall be the aggregate amount of Class A Shares included in the applicable notice(s) of exchange submitted by such Apollo Principal Holder for which the minimum closing price has been satisfied, subject to reduction in accordance with clause (iv) below to the extent the offer by the Issuer for the applicable Quarter is over-subscribed).
(iii)          Irrevocability.  Other than as set forth in clause (B) above, any notice of exchange with respect to a Non-Plan Exchange shall be irrevocable.

(iv)          Issuer Repurchase Over-Subscription.  To the extent that the number of Class A Shares that all Apollo Principal Holders have elected to sell to the Issuer in accordance with Section 2.2(a)(ii)(B) exceeds the Aggregate Repurchase Amount for any Quarter, to eliminate such excess, the number of Class A Shares to be repurchased from each Apollo Principal Holder (and each Participant on whose behalf a notice of exchange was submitted) shall be reduced on a pro rata basis based upon aggregate number of Class A Shares that all Apollo Principal Holders have elected to sell to the Issuer. For the avoidance of doubt, to the extent the number Class A Shares to be repurchased from any Apollo Principal Holder (and any Participant) has been reduced pursuant to this Section 2.1(a)(iv), the corresponding number of AOG Units shall not be exchanged and shall be otherwise available for exchanges, including pursuant to a Fixed Exchange which initially included such AOG Units.
(b)          Plan Exchanges.
(i)          Notice of Intent.
(A)          With respect to any Trading Window in which a Participant intends to adopt or amend a Plan, the affiliated Apollo Principal Holder shall provide written notice of such Participant’s intent to adopt or amend such Plan and a good faith estimate of the number of AOG Units subject to such Plan to the Issuer in the form of Exhibit B hereto, which notice of intent shall be delivered (a) at least ten (10) calendar days prior to the opening of such Trading Window if (1) the number of AOG Units subject to such Plan is less than or equal to 1,000,000 and  such notice of intent relates to a Trading Window commencing subsequent to the first Trading window commencing following the date of this Agreement, (b) at least thirty (30) calendar days prior to the opening of such Trading Window if the number of AOG Units subject to such Plan exceeds 1,000,000 and such notice of intent relates to any Trading Window subsequent to the first Trading window commencing following the date of this Agreement, or (c) at least five (5) calendar days prior to the opening of such Trading Window if such notice of intent relates to the first Trading Window commencing following the date of this Agreement.
(B)          An Apollo Principal Holder may provide an updated or revised written notice of intent with respect to any Trading Window, if (a) there has been a good faith change of intent by the Apollo Principal Holder, (b) the Trading Window is not opened when expected based upon the Issuer’s scheduled date for announcing earnings or (c) in the event that during a Trading Window the closing trading price per Class A Share on any date is at least 10% higher than the closing trading price per share of the Class A Shares on the day prior to the date the applicable notice of intent was submitted or was required to be submitted.
(C)          An Apollo Principal Holder that did not provide a notice of intent with respect to a Trading Window pursuant to this Section 2.2(b) may provide a written notice of intent with respect to such Trading Window during such Trading Window.
(D)          A notice of intent delivered pursuant to this Section 2.2(b) shall permit, but not obligate, the applicable Participant to adopt a Plan and/or the Apollo Principal Holder to exchange AOG Units included in such notice of intent in one or more exchanges up to the amount of AOG Units set forth in such notice of intent.

(E)          An Apollo Principal Holder may provide notices pursuant to Section 2.2(a)(i) and this Section 2.2(b)(i) at the same time or different times with respect to a Trading Window.
(ii)          Notice of Adoption of Plan.  If a Participant adopts a Plan during a Trading Window, the applicable Apollo Principal Holder shall provide the Issuer with a copy of the Plan promptly on or following the date such Apollo Principal Holder adopts the Plan. An Apollo Principal Holder shall not be permitted to settle an exchange of AOG Units pursuant to a Plan Exchange until after the expiration of the period beginning on the adoption date of a Plan and ending fourteen (14) calendar days following the date the applicable Plan is adopted. A notice of adoption of a Plan shall not obligate the applicable Apollo Principal Holder to exchange AOG Units.
(iii)          Notice of Exchange.  In the event that an Apollo Principal Holder has satisfied the notice procedures in Section 2.2(b)(i) and Section 2.2(b)(ii), the broker administering a Plan on behalf of the applicable Participant through such Apollo Principal Holder may exercise the right to exchange AOG Units set forth in Section 2.1(a) above by providing a written notice of exchange on the Notice Date to the Issuer substantially in the form of Exhibit E hereto; provided, that (a) the Participant will direct the broker administering such plan to use commercially reasonable efforts to deliver such notice by 8:00 pm New York City time on the Notice Date, (b) such notice of exchange may only be provided to the extent the broker acting on behalf of the applicable Participant has executed a binding sale transaction with respect to an amount of Class A Shares corresponding to the amount of AOG Units that are subject to the notice of exchange and (c) such notice of exchange must include the sales price for each trade of Class A Shares included in such notice of exchange.
(iv)          Irrevocability.  Any notice of exchange with respect to a Plan Exchange shall be irrevocable.
(c)          Fixed Exchanges.
(i)          Notice of Exchange. An Apollo Principal Holder with respect to a Fixed Exchange may exercise the right to exchange AOG Units set forth in Section 2.1(a) above by providing a written notice of exchange no later than the applicable Notice Date to the Issuer substantially in the form of Exhibit F hereto.
(ii)          Revocation of Notice of Exchange.  Any notice of exchange with respect to a Fixed Exchange may be irrevocably revoked by the Apollo Principal Holder in whole, but not in part, with respect to such AOG Units to be exchanged (which, for the avoidance of doubt, shall apply to all AOG Units subject to such notice) in writing on or before the Business Day immediately preceding the first Exchange Date on which any AOG Units may be exchanged in a Fixed Exchange following the Notice Date with respect to which such notice of the Fixed Exchange was given.
(iii)          Reduction of AOG Units included in Non-Plan Exchange for an Issuer Repurchase.  The amount of AOG Units included in a notice of exchange with respect to a Fixed Exchange shall be automatically reduced by the number of AOG Units that are actually exchanged pursuant to Non-Plan Exchange for an Issuer Repurchase with respect to the same Quarter.
(iv)          Issuer Repurchase. In the event that an Apollo Principal Holder has provided a written notice of exchange for a Fixed Exchange in accordance with Section 2.2(c)(i) above and such Apollo Principal Holder has received a notice for an Issuer Repurchase at least five (5) calendar days prior to the opening of the Trading Window for the applicable Quarter, it may accept the offer by exercising the right to exchange AOG Units set forth in Section 2.1(a) above by providing a written notice of exchange to the Issuer substantially in the form of Exhibit D hereto at any time after the Issuer issues its earnings release for such Quarter; provided, that such notice of exchange (w) may only be with respect to an amount of Class A Shares that does not exceed the lesser of (1) the amount of AOG Units that are included in the corresponding notice of exchange for the applicable Fixed Exchange and (2) the Aggregate Repurchase Amount, (x) must be provided to the Issuer no later than 4:00 pm New York City time on the day the Issuer issues its earnings release, (y) may be conditioned on a minimum closing price for the Class A shares on such day and (z) will be revocable up until 4:00 pm New York City time on such day.  Prior to 9:00 am New York City time on the next Business Day, the Issuer will confirm to each Apollo Principal Holder (and any Participants on whose behalf a notice of exchange has been submitted and not revoked, through such Apollo Principal Holder) who has submitted, and not revoked, a notice of exchange in accordance with this clause (iv) the amount of Class A Shares that the Issuer will purchase from such Apollo Principal Holder (which shall be the aggregate amount of Class A Shares included in the applicable notice(s) of exchange submitted by such Apollo Principal Holder for which the minimum closing price has been satisfied, subject to reduction in accordance with Section 2.2(a)(iv) to the extent the offer by the Issuer for the applicable Quarter is over-subscribed).
(d)          Exchanges in Connection with an Underwritten Public Offering.
(i)          Notice of Exchange.  An Apollo Principal Holder, with respect to an Exchange (other than for the avoidance of doubt a Quarterly Exchange) in which the Participant has elected to include AOG Units in an underwritten Public Offering, may exercise the right to exchange AOG Units set forth in Section 2.1(a) above by providing a written notice of exchange no later than the applicable Notice Date to the Issuer substantially in the form of Exhibit G hereto.
(ii)          Revocability.  With respect to any notice of exchange with respect to an Exchange in connection with an underwritten Public Offering for which Class A Shares issued upon exchange will be offered in an underwritten Public Offering, an Apollo Principal Holder may irrevocably revoke any such notice in whole, but not in part, with respect to all AOG Units to be exchanged (which, for the avoidance of doubt, shall apply to all AOG Units subject to such notice) in writing immediately before the pricing of the underwritten Public Offering, but only in the event that the gross price per Class A share offered to the public is at least 10% lower than the closing trading price per share of the Class A Shares on the Stock Exchange on the Notice Date with respect to which such notice was given.

(e)          Procedures.
(i)          Settlement of AOG Exchange.  As promptly as practicable following the surrender or contribution for exchange of AOG Units in the manner provided in this Article II, the Issuer shall deliver or cause to be delivered at the principal executive offices of the Issuer or at the office of the Transfer Agent the number of Class A Shares issuable upon such exchange, issued in the name of such exchanging Apollo Principal Holder.
(ii)          Implementation. The Issuer may adopt reasonable procedures for the implementation of the exchange provisions set forth in this Article II and adopt mechanics and policies to implement the intended economic consequences of Exchanges pursuant to this Agreement, including, without limitation, procedures for the giving of notice of an election for exchange and policies and methods related to the valuation for U.S. federal income tax purposes of any assets owned by the Apollo Principal Entities; provided, that at the time such policies and methods are adopted, to the Issuer’s knowledge they are not expected to have a disproportionate adverse effect on the Issuer or any subsidiaries of the Issuer.
(iii)          10b5-1 Plans.  To the extent permitted by applicable law, the Issuer shall take all reasonable and necessary action to cooperate with any Apollo Principal Holder (or an applicable Participant or member of each such party’s Group) who shall have notified the Issuer of its intention to implement a 10b5-1 Plan to implement such 10b5-1 Plan, including: (i) cooperating directly with the broker or brokers who will administer such 10b5-1 Plan, (ii) promptly advising any broker or brokers identified in advance to the Issuer as administering such 10b5-1 Plan of (A) any Suspension Period (as defined in the Shareholders Agreement) applicable to any re-sale shelf registration statement under which sales of Class A Shares are then being made by such broker or brokers on behalf of an Apollo Principal Holder (or an applicable Participant or member of their Group) pursuant to such 10b5-1 Plan, (B) any record date established with respect to any dividend payable with respect to Class A Shares at least five (5) Business Days prior to such record date, (C) any change to the Exchange Rate at least one (1) Business Day prior to its effectiveness, and (D) the date of any Reversion Date and (iii) to the extent the Chief Compliance or Legal Officer of the Issuer (or any designee thereof) is entitled under any applicable policy of the Issuer to review and pre-approve the 10b5-1 Plan, such review consists of determining that the 10b5-1 Plan conforms to all requirements of Section 240.10b5-1(c)(1)(i) of the Code of Federal Regulations as then in effect and conforms to any other applicable legal requirements deemed appropriate by the Issuer.  For the avoidance of doubt, nothing in this Section 2.2(e)(iii) shall override any rights or obligations of the parties to the Shareholders Agreement.
(iv)          Broker Cooperation. To the extent permitted by applicable law, the Issuer shall take all reasonable and necessary actions to cooperate with brokers engaged by an Apollo Principal Holder or an applicable Participant (or member of each such party’s Group) to facilitate the settlement of an exchange of AOG Units and related disposition of Class A Shares in a manner consistent with this Agreement and applicable Law, including cooperating directly with such broker and providing any certifications to the applicable broker as the broker deems necessary or appropriate to ensure compliance with applicable laws, regulations or reasonable internal policies.

Section 2.3           Registration, Blackout Periods, Cutbacks and Ownership Restrictions.
(a)          Cancelation of Offering; Cutbacks; Over-Allotment Options.  If an underwritten Public Offering of any Class A Shares to be issued upon any exchanges in respect of an Exchange Date is to occur and (A) such underwritten Public Offering does not occur, the Issuer will cancel all exchanges of the amount of AOG Units attributable to the Class A Shares to be offered in such underwritten Public Offering in respect of such Exchange Date unless, in the case of a Quarterly Exchange, such Apollo Principal Holder shall have elected in the notice of exchange to have any AOG Units attributable to such underwritten Public Offering exchanged notwithstanding the non-occurrence of such underwritten Public Offering, (B) the Issuer is advised that the underwriter or underwriters or agent of the Public Offering, as the case may be, intends to reduce or cut back the amount of Class A Shares to be offered in the Public Offering in the manner, and to the extent, contemplated by Article V of the Shareholders Agreement, the Issuer will reduce or cut back the amount of AOG Units to be exchanged in an Exchange by an Apollo Principal Holder on the applicable Exchange Date unless, in the case of a Quarterly Exchange, such Apollo Principal Holder shall have elected in the notice of exchange to have any AOG Units attributable to such cut backs exchanged nonetheless or (C) such underwritten Public Offering includes an over-allotment option, which option shall lapse un-exercised in whole or in part, the Issuer will reduce the amount of AOG Units to be exchanged by an Apollo Principal Holder in an Exchange on the applicable Exchange Date by the amount of AOG Units attributable to such un-exercised portion of the over-allotment amount unless, in the case of a Quarterly Exchange, such Apollo Principal Holder shall have elected in the notice of exchange to have the AOG Units attributable to such un-exercised portion of the over-allotment exchanged nonetheless.
(b)          Blackout Periods.  Notwithstanding anything to the contrary herein, an Apollo Principal Holder shall not be entitled to exchange AOG Units, and the Issuer shall have the right to refuse to honor any request for exchange of AOG Units, (i) at any time upon such request, if the Issuer shall reasonably determine that there may be material non-public information that the Issuer has a bona fide business purposes for preserving as confidential, provided, however, that this shall not restrict (a) any Apollo Principal Holder from exchanging AOG Units if it is anticipated that the material non-public information will become public prior to the date such Apollo Principal Holder (or a Participant or other member of each such party’s Group) sells the Class A Shares; (b) any Plan Exchange or any other exchange of AOG Units where the sale of Class A Shares issued upon exchange will be made pursuant to a 10b5-1 Plan that was put in place by an Apollo Principal Holder (or a Participant or other member of such party’s Group) when such Person was not in possession of material non-public information about the Issuer and its subsidiaries; or (c) settlement of any exchange of AOG Units pursuant to a Non-Plan Exchange with respect to trades made on or prior to the day that the Issuer notifies the Apollo Principal Holder and the Founders and Contributing Partners that it is exercising such right to refuse to honor the request for exchange of AOG Units; or (ii) if such exchange would be prohibited under applicable law or regulation.
Section 2.4           Splits, Distributions and Reclassifications.
If there is:  (1) any subdivision (by split, distribution, reclassification, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of the AOG Units it shall be accompanied by an identical subdivision or combination of the Class A Shares; or (2) any subdivision (by split, distribution, reclassification, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of the Class A Shares it shall be accompanied by an identical subdivision or combination of the AOG Units.  In the event of a reclassification or other similar transaction as a result of which the Class A Shares are converted into another security, then an Apollo Principal Holder shall be entitled to receive upon exchange the amount of such security that such Apollo Principal Holder would have received if such exchange had occurred immediately prior to the effective date of such reclassification or other similar transaction.  Except as may be required in the immediately preceding sentence, no adjustments in respect of distributions shall be made upon the exchange of any AOG Unit.
Section 2.5           Class A Shares to be Issued.
The Issuer covenants that if any Class A Shares require registration with or approval of any governmental authority under any foreign, U.S. federal or state law before such Class A Shares may be issued upon exchange pursuant to this Article II, the Issuer shall use commercially reasonable efforts to cause such Class A Shares to be duly registered or approved, as the case may be.  The Issuer shall use commercially reasonable efforts to list the Class A Shares required to be delivered upon exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Shares may be listed or traded at the time of such delivery.  Nothing contained herein shall be construed to preclude the Issuer from satisfying its obligations in respect of the exchange of the AOG Units by delivery of Class A Shares which are held in the treasury of the Issuer or any of its subsidiaries.
Section 2.6           Taxes.
The delivery of Class A Shares upon exchange of AOG Units shall be made without charge to the Apollo Principal Holder for any stamp or other similar tax in respect of such issuance.
Section 2.7           Ownership Certifications.
(a)          Prior to a determination by the Governing Body pursuant to Section 2.8(a) to implement the exchange procedures of Section 2.8(b), each Apollo Principal Holder shall direct (x) each Founder (or such Founder’s duly authorized personal representative) whose Group owns limited partnership interests in BRH Holdings, L.P. through a Person that is not a natural Person and (y) each Contributing Partner (or such Contributing Partner’s duly authorized personal representative) whose Group owns limited partnership interests in AP Professional Holdings, L.P. through a Person that is not a natural Person (i) prior to or contemporaneously with the execution of this Agreement by such Apollo Principal Holder and thereafter prior to January 15 of each year, to provide to the Issuer a schedule substantially in the form of Exhibit H hereto (an “Ownership Schedule”), and (ii) to agree to promptly, and in any event within ten (10) calendar days of any change, notify the Issuer of any change in the information provided in such Founder or Contributing Partner’s most recent Ownership Schedule with respect to their Group and to provide an updated Ownership Schedule reflecting such change. Each Apollo Principal Holder shall direct each such Founder or Contributing Partner to represent and warrant to the Issuer upon delivering an Ownership Schedule that no member of their respective Group was formed for a principal purpose of permitting the Apollo Principal Entities to satisfy the 100-partner limitation in Section 1.7704-1(h)(1)(ii) of the Treasury Regulations.
Section 2.8            Reversion to Quarterly Exchanges; Notices, and Revocation.
(a)          Implementation.  If the Governing Body determines at any time, based on the advice of nationally recognized tax counsel or a “Big Four” accounting firm, that there is a material risk that (i) the Apollo Principal Entities will be treated as having more than 100 partners within the meaning of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations (taking into account the provisions of Section 1.7704-1(h)(3) of the Treasury Regulations) or (ii) a change in, or formal interpretation of, law or publication of administrative guidance will cause the “private placement” exception of Section 1.7704-1(h) of the Treasury Regulations not to apply to the Apollo Principal Entities, then the Governing Body shall provide written notice to all Apollo Principal Holders, Founders and Contributing Partners (or their duly authorized personal representative) of such determination. Following the date of such notice or such other date as the Governing Body determines in its sole discretion and sets forth in such notice (the “Reversion Date”), an Apollo Principal Holder shall be entitled only to exchange AOG Units held by such Apollo Principal Holder on any Exchange Date pursuant to an Exchange under Section 2.1(a) in accordance with the notice provisions and procedures described in this Section 2.8 (such Exchange, a “Quarterly Exchange”) (and, for the avoidance of doubt, shall not be entitled to exchange AOG Units held by such Apollo Principal Holder pursuant to a Plan Exchange, a Non-Plan Exchange or a Fixed Exchange unless and until the Governing Body provides written notice to all Apollo Principal Holders that the provisions of Section 2.1 and Section 2.2 with respect to a Plan Exchange, a Non-Plan Exchange or a Fixed Exchange have been reinstated). Notwithstanding anything to the contrary in this Section 2.8, any Plan Exchanges or Non-Plan Exchanges that are initiated on or prior to the Reversion Date shall be settled in accordance with the terms of this Agreement without giving effect to this Section 2.8.
(b)          Notice of Exchange.  An Apollo Principal Holder may exercise the right to exchange AOG Units set forth in Section 2.1(a) with respect to a Quarterly Exchange by providing a written notice of exchange no later than the applicable Notice Date to the Issuer substantially in the form of Exhibit I hereto.
(c)          Revocation.
(i)          With respect to any notice of exchange with respect to a Quarterly Exchange, an Apollo Principal Holder may irrevocably revoke any such notice in whole, but not in part, with respect to such AOG Units to be exchanged (which, for the avoidance of doubt, shall apply to all AOG Units subject to such notice) in writing on or before the Business Day immediately preceding the Exchange Date on which any AOG Units may be exchanged following the Notice Date with respect to which such notice was given, but, only in the event that the closing trading price per share of the Class A Shares on the Stock Exchange on the Business Day immediately preceding date of revocation is at least 10% lower than the closing trading price per share of the Class A Shares on the Stock Exchange on the Notice Date with respect to which such notice was given.
(ii)          In addition to and not in limitation of Section 2.8(c)(i), with respect to any notice of exchange with respect to a Quarterly Exchange for which Class A Shares issued upon exchange will be offered in an underwritten Public Offering, an Apollo Principal Holder may irrevocably revoke any such notice in whole, but not in part, with respect to all AOG Units to be exchanged (which, for the avoidance of doubt, shall apply to all AOG Units subject to such notice) in writing immediately before the pricing of the underwritten Public Offering, but only in the event that the gross price per Class A share offered to the public is at least 10% lower than the closing trading price per share of the Class A Shares on the Stock Exchange on the Notice Date with respect to which such notice was given.
(iii)          Notwithstanding anything to the contrary herein, with respect to any notice of exchange with respect to a Quarterly Exchange (A) if no revocation shall have been made pursuant to Section 2.8(c)(i) above prior to the Business Day immediately preceding the first Exchange Date on which any AOG Units may be exchanged following the Notice Date with respect to which such notice was given, then the ability of an Apollo Principal Holder to revoke any exchange pursuant to Section 2.8(c)(i) shall lapse and (B) no Apollo Principal Holder that makes any revocation with respect to an Exchange Date as provided in Section 2.8(c)(i) or (ii) above may exercise the right to exchange AOG Units set forth in Section 2.1(a) in respect of any Exchange Date in the next upcoming Quarter.
Section 2.9           Notice by Company.
The Issuer agrees to provide each Founder and Contributing Partner with the following:
(a)          (i) promptly following establishment thereof by the Issuer or its representatives, a schedule of the dates it expects to release earnings for each Quarter of a calendar year (or any shorter period for which it establishes a schedule of earnings releases) and the corresponding expected start and end dates of the Trading Window for each such Quarter based thereon (such schedule being the “Earnings Calendar”), and (ii) prompt notice of any changes to the Earnings Calendar, including any changes to the scheduled dates included therein;
(b)          prompt advance notice of (i) the actual date(s) and, if applicable, time(s) of the release of earnings of the Issuer and the opening of the Trading Window for each Quarter and (ii), to the extent not reflected in the Earnings Calendar (as updated in accordance with Section 2.9(a)(ii)), the date(s) and, if applicable, time(s) of any opening or closure of the Trading Window for an applicable Quarter, including, in each case, any extensions, suspensions, re-openings, or delays in opening the Trading Window;
(c)          prompt advance notice of any Suspension Period (as defined in the Shareholders Agreement) applicable to any re-sale shelf registration statement under which sales of Class A Shares to be issued in an Exchange are or could be registered;
(d)          prompt advance notice of any record date established with respect to any dividend payable with respect to Class A Shares (and in any event at least five (5) Business Days prior to such record date); and

(e)          prompt advance notice of any change to the Exchange Rate (and in any event at least one (1) Business Day prior to its effectiveness).
ARTICLE III

GENERAL PROVISIONS
Section 3.1           Amendment.
(a)          The provisions of this Agreement may be amended by the affirmative vote or written consent of each of the Apollo Principal Entities and, by the affirmative vote or written consent of the holders of at least a majority of the interests of the AOG Units (excluding AOG Units held by the Issuer or any of its subsidiaries); provided, that no amendment to this Agreement that by its terms disproportionately adversely affects any particular Apollo Principal Holder may be made without the consent of such Apollo Principal Holder.
(b)          Each Apollo Principal Holder hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or written consent of less than all of the Apollo Principal Holders, such action may be so taken upon the concurrence of less than all of the Apollo Principal Holders and each Apollo Principal Holder shall be bound by the results of such action.
Section 3.2           Addresses and Notices.
All notices, requests, claims, demands and other communications hereunder (other than the delivery of the notice of intent set forth in Exhibit B and the notices of exchange set forth on Exhibits C, D, E, F, G and I, which shall each be delivered by email to the address set forth on such notice, or at such other physical or electronic mail address as shall be specified by the Issuer in a notice given in accordance with this Section 3.2) shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other physical or electronic mail address for a party or Founder or Contributing Partner as shall be as specified by such Person in a notice given in accordance with this Section 3.2):
(a)          If to the Issuer, to:
Apollo Global Management, Inc.
9 West 57th Street, 43rd Floor
New York, New York 10019
Attention:          John J. Suydam, Esq.
Electronic Mail:          jsuydam@apollo.com

with a copy to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention:          Gregory A. Ezring, Esq., John M. Scott, Esq. and Catherine Goodall, Esq.
Electronic Mail: gezring@paulweiss.com, jscott@paulweiss.com and cgoodall@paulweiss.com
(b)          If to any Apollo Principal Entity:
c/o Apollo Global Management, Inc.
9 West 57th Street, 43rd Floor
New York, New York 10019
Attention:          John J. Suydam, Esq.
Electronic Mail:          jsuydam@apollo.com
with a copy to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention:          Gregory A. Ezring, Esq., John M. Scott, Esq. and Catherine Goodall, Esq.
Electronic Mail:  gezring@paulweiss.com, jscott@paulweiss.com and cgoodall@paulweiss.com
(c)          If to any Apollo Principal Holder:
AP Professional Holdings, L.P.
c/o Apollo Global Management, Inc.
9 West 57th Street, 43rd Floor
New York, New York 10019
Attention:          John J. Suydam, Esq.
Electronic Mail:          jsuydam@apollo.com
with a copy to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention:          Gregory A. Ezring, Esq., John M. Scott, Esq. and Catherine Goodall, Esq.
Electronic Mail:  gezring@paulweiss.com, jscott@paulweiss.com and cgoodall@paulweiss.com

(d)          If to any Founder, to the address(es) for notices to be delivered to such Founder (or their duly authorized personal representative) in accordance with the Agreement Among Principals.
(e)          If to any Contributing Partner, to the address(es) for notices to be delivered to such Contributing Partner (or their duly authorized personal representative) in accordance with such Contributing Partner’s Rollup Agreement.
Section 3.3           Further Action.
The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.
Section 3.4           Binding Effect.
(a)          This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.
(b)          No Apollo Principal Holder shall transfer AOG Units to any Person, who is not a party to this Agreement without first obtaining an agreement from such Person to be a party to this Agreement as an Apollo Principal Holder; provided, that the foregoing condition shall not apply to transfers of AOG Units to the Issuer or any of its subsidiaries or to any Apollo Principal Entities.
(c)          The Issuer shall cause any Person who hereafter becomes a member of the Apollo Operating Group to execute a joinder, substantially in the form of Exhibit A hereto, to be a party to this Agreement as an Apollo Principal Entity.
(d)          The Issuer shall designate any Person who hereafter becomes a limited partner or member, as applicable, of an Apollo Principal Entity pursuant to the terms of the Apollo Principal Operating Agreements, other than (i) the Issuer; (ii) any Apollo Principal Holder, and (iii) Participants to the extent joining pursuant to an agreement settling an Exchange, to be an Apollo Intermediate Entity.
Section 3.5           Severability.
If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party.  Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 3.6           Interaction.
This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto, including without limitation, the Sixth Amended & Restated Exchange Agreement.
Section 3.7           Waiver.
No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.
Section 3.8           Submission to Jurisdiction: Waiver of Jury Trial.
(a)          Any and all disputes which cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) shall be finally settled by arbitration conducted by a single arbitrator in New York in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce.  If the parties to the dispute fail to agree on the selection of an arbitrator within thirty (30) calendar days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment.  The arbitrator shall be a lawyer and shall conduct the proceedings in the English language.  Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings.
(b)          Notwithstanding the provisions of paragraph (a) the Issuer may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (b), each Apollo Principal Holder (i) expressly consents to the application of paragraph (c) of this Section 3.8 to any such action or proceeding, (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate, and (iii) irrevocably appoints the Issuer as such Apollo Principal Holder’s agents for service of process in connection with any such action or proceeding and agrees that service of process upon such agent, who shall promptly advise such Apollo Principal Holders of any such service of process, shall be deemed in every respect effective service of process upon the Apollo Principal Holders in any such action or proceeding.
(c)          (i)          EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF COURTS LOCATED IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 3.8, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS

AGREEMENT.  Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm an arbitration award.  The parties acknowledge that the forum designated by this paragraph (c) has a reasonable relation to this Agreement, and to the parties’ relationship with one another.
(ii)          The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in the preceding paragraph of this Section 3.8 and such parties agree not to plead or claim the same.
(d)          Notwithstanding any provision of this Agreement to the contrary, this Section 3.8 shall be construed to the maximum extent possible to comply with the laws of the State of Delaware, including the Delaware Uniform Arbitration Act (10 Del. C. § 5701 et seq.) (the “Delaware Arbitration Act”).  If, nevertheless, it shall be determined by a court of competent jurisdiction that any provision or wording of this Section 3.8, including any rules of the International Chamber of Commerce, shall be invalid or unenforceable under the Delaware Arbitration Act, or other applicable law, such invalidity shall not invalidate all of this Section 3.8.  In that case, this Section 3.8 shall be construed so as to limit any term or provision so as to make it valid or enforceable within the requirements of the Delaware Arbitration Act or other applicable law, and, in the event such term or provision cannot be so limited, this Section 3.8 shall be construed to omit such invalid or unenforceable provision.
Section 3.9           Counterparts.
This Agreement may be executed and delivered (including by electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.  Copies of executed counterparts transmitted by electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.9.
Section 3.10          Tax Treatment.
To the extent this Agreement imposes obligations upon a particular Apollo Principal Entity or APO LLC, this Agreement shall be treated as part of the relevant Apollo Principal Entity Agreement as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations.  The parties shall report any Exchange consummated hereunder as a taxable sale to the Issuer of AOG Units by an Apollo Principal

Holder.  No party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless otherwise required by applicable law.
Section 3.11          Applicable Law.
THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF).
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

APOLLO GLOBAL MANAGEMENT, INC.

By:	/s/ John J. Suydam
John J. Suydam
Chief Legal Officer

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC,
its General Partner

By:	/s/ John J. Suydam
John J. Suydam
Vice President

APOLLO PRINCIPAL HOLDINGS II, L.P.

By:	Apollo Principal Holdings II GP, LLC,
its General Partner

By:	/s/ John J. Suydam
John J. Suydam
Vice President

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:	Apollo Principal Holdings III GP, Ltd.,
its General Partner

By:	/s/ John J. Suydam
John J. Suydam
Vice President

[Signature Page to Exchange Agreement]

APOLLO PRINCIPAL HOLDINGS IV, L.P.

By:	Apollo Principal Holdings IV GP, Ltd.,
its General Partner

By:	/s/ John J. Suydam
John J. Suydam
Vice President

APOLLO PRINCIPAL HOLDINGS V, L.P.

By:	Apollo Principal Holdings V GP, LLC,
its General Partner

By:	/s/ John J. Suydam
John J. Suydam
Vice President

APOLLO PRINCIPAL HOLDINGS VI, L.P.

By:	Apollo Principal Holdings VI GP, LLC,
its General Partner

By:	/s/ John J. Suydam
John J. Suydam
Vice President

APOLLO PRINCIPAL HOLDINGS VII, L.P.

By:	Apollo Principal Holdings VII GP, Ltd.
its General Partner

By:	/s/ John J. Suydam
John J. Suydam
Vice President

[Signature Page to Exchange Agreement]

APOLLO PRINCIPAL HOLDINGS VIII, L.P.

By:	Apollo Principal Holdings VIII GP, Ltd.,
its General Partner

By:	/s/ John J. Suydam
John J. Suydam
Vice President

APOLLO PRINCIPAL HOLDINGS IX, L.P.

By:	Apollo Principal Holdings IX GP, Ltd.,
its General Partner

By:	/s/ John J. Suydam
John J. Suydam
Vice President

APOLLO PRINCIPAL HOLDINGS X, L.P.

By:	Apollo Principal Holdings X GP, Ltd.,
its General Partner

By:	/s/ John J. Suydam
John J. Suydam
Vice President

APOLLO PRINCIPAL HOLDINGS XI, LLC

By:	/s/ Gernot Lohr
Gernot Lohr
Manager

APOLLO PRINCIPAL HOLDINGS XII, L.P.

By:	Apollo Principal Holdings XII GP, LLC
its General Partner

By:	/s/ John J. Suydam
John J. Suydam
Vice President

[Signature Page to Exchange Agreement]

AMH HOLDINGS (CAYMAN), LP

By:	AMH Holdings GP, Ltd.,
its General Partner

By:	Apollo Management Holdings GP, LLC,
its director

By:	/s/ John J. Suydam
John J. Suydam
Vice President

AP PROFESSIONAL HOLDINGS, L.P.

By:	BRH Holdings GP, Ltd.,
its General Partner

By:	/s/ John J. Suydam
John J. Suydam
Vice President

[Signature Page to Exchange Agreement]

EXHIBIT A

FORM OF JOINDER
JOINDER, dated as of _______ __, 20__ (this “Joinder”), to the SEVENTH AMENDED AND RESTATED EXCHANGE AGREEMENT (the “Agreement”) of APOLLO GLOBAL MANAGEMENT, INC., a Delaware corporation (the “Company”), dated as of July 29, 2020, by and among the Company, the Apollo Principal Entities from time to time that are party thereto and the Apollo Principal Holders from time to time that are party thereto.
[WHEREAS, [NAME OF ENTITY], [jurisdiction of organization] [type of entity] (the “New Apollo Principal Entity”) has become a member of the Apollo Operating Group and Section 3.4(c) of the Agreement requires the Company to cause any new member of the Apollo Operating Group to be a party to this Agreement as an Apollo Principal Entity; and]
NOW, THEREFORE, pursuant to the terms of the Agreement, and in consideration of the above premises, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.1          Defined Terms.
Capitalized terms used but not defined herein shall have the respective meanings given to them in the Agreement.
1.2          Joinder to the Agreement.
[(a)          Pursuant to Section 3.4(c) of the Agreement, the New Apollo Principal Entity hereby agrees to become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed an “Apollo Principal Entity” for all purposes thereof.]
1.3          No Other Amendments or Waivers; Integration.
Except as expressly amended by this Joinder, the Agreement shall remain in full force and effect, enforceable in accordance with its terms. Except as specifically set forth herein, this Joinder is not a consent to any waiver or modification of any other term or condition of the Agreement or any of the instruments or documents referred to in the Agreement and shall not prejudice any rights that the parties thereto may now or hereafter have under or in connection with the Agreement or any of the instruments or documents referred to therein. Except as specifically set forth herein, this Joinder shall be interpreted in a manner consistent with the terms of the Agreement.
1.4          Governing Law.
THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF).

1.5          Counterparts and Facsimile Execution.
This Joinder may be executed in any number of counterparts, including by facsimile or other electronic transmission, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.
* * * * *

IN WITNESS WHEREOF, the undersigned have caused this Joinder to be duly executed and delivered, all as of the date first set forth above.

[NEW APOLLO PRINCIPAL ENTITY]

Acknowledged and Agreed:

APOLLO GLOBAL MANAGEMENT, INC.

By:
John J. Suydam Vice President

[Signature Page to Joinder to Exchange Agreement]

EXHIBIT B

FORM OF
NOTICE OF INTENT
FOR PLAN EXCHANGES AND NON-PLAN EXCHANGES
Apollo Global Management, Inc.
AP Professional Holdings, L.P.
9 West 57th Street
New York, NY 10019
Electronic Mail:
Reference is hereby made to the Seventh Amended and Restated Exchange Agreement, dated as of July 29, 2020 (the “Exchange Agreement”), among Apollo Global Management, Inc., the Apollo Principal Entities from time to time party thereto, and the Apollo Principal Holders from time to time party thereto, as amended or amended and restated from time to time, in accordance with its terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.
A separate Notice of Intent should be completed for each individual or legal entity that is an Apollo Principal Holder or will become an Apollo Principal Holder following an exchange (other than a Substitute Exchanging Apollo Principal Holder who shall be bound by the Notice of Intent submitted by the Initial Apollo Principal Holder).
The undersigned Apollo Principal Holder (or individual or legal entity who will become an Apollo Principal Holder following the exchange) intends, during the Trading Window or Quarter (as applicable) set forth below, to (i) exchange AOG Units pursuant to Non-Plan Exchanges and/or (ii) adopt and implement a Plan, as set forth below.
The undersigned Apollo Principal Holder may update or revise this notice from time to time.
Trading Window/Quarter to which this Notice of Intent Applies:	☐ Q1 ☐ Q2 ☐ Q3 ☐ Q4 20[__]
Legal Name of Apollo Principal Holder:	[ ]
Address:	[ ]
This Notice of Intent updates a Notice of Intent previously provided by the Apollo Principal Holder with respect to such Trading Window/Quarter:	☐ Yes ☐ No

1

Designation of Substitute Exchanging Apollo Principal Holder:[1]	☐ Check here if none.
☐ Check here if electing to designate a Substitute Exchanging Apollo Principal Holder and provide the applicable legal name and address directly below:
Legal Name::[_________________________]
Address: [ _______________________]
If electing to designate a Substitute Exchanging Apollo Principal Holder:

☐  Check here to certify that your Ownership Schedule (Exhibit H) following the designation will be the same as prior to the designation, and accordingly, you are not providing an updated Ownership Schedule at this time.

☐ Check here if providing an updated Ownership Schedule (Exhibit H) in connection with the designation.
Closing price of Class A Shares of Issuer on day before the date of this Notice of Intent.	$[____] per class A Share.
During such Trading Window/Quarter, the Apollo Principal Holder intends to:	☐ Exchange AOG Units Pursuant to Non-Plan Exchanges ☐ Adopt a Plan
1. If this Notice of Intent solely covers Non-Plan Exchanges, Good Faith Estimate of the Number of AOG Units Intended to be Exchanged in Non-Plan Exchanges during such Trading Window/Quarter	[ ]
2. If this Notice of Intent solely covers Plan Exchanges, Good Faith Estimate of the Number of AOG Units Intended to be Covered by a Plan adopted during such Trading Window	[ ]

2

3. If this Notice of Intent covers both Plan Exchanges and Non-Plan Exchanges, Good Faith Estimate of the Combined Number of AOG Units Intended to be Exchanged in Non-Plan Exchanges during such Trading Window/Quarter and the Number of AOG Units Intended to be Covered by a Plan adopted during such Trading Window which may be reduced by the number of AOG Units Exchanged in Non-Plan Exchanges.	[ ]
The undersigned acknowledges that the exchange of AOG Units for Class A Shares shall be subject to the terms and conditions of the Exchange Agreement.
The undersigned (1) hereby represents that the undersigned has a pecuniary interest in the AOG Units set forth above, (2) hereby agrees to, upon the adoption of a Plan, provide the Issuer with a copy of the Plan promptly on or following the date it adopts such Plan, and (3) hereby acknowledges that it shall not be permitted to exchange the AOG Units that are subject to this notice and with respect to which the Apollo Principal Holder has not previously delivered a Notice of Intent except as provided by the Exchange Agreement.

1 Check none unless a current beneficial owner of AOG Units is intending to have them transferred to a Permitted Transferee (e.g. another member of their Group) immediately prior to an Exchange and have that party settle the Exchange pursuant to Section 2.1(b) of the Exchange Agreement.
3

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice of Intent to be executed and delivered by the undersigned or by its duly authorized attorney.
Name: ______________________________________
Dated: ______________________________________

[Signature Page to Notice of Intent]
4

EXHIBIT C
FORM OF
NOTICE OF EXCHANGE
(Non-Plan Exchange)
Apollo Global Management, Inc.
AP Professional Holdings, L.P.
9 West 57th Street
New York, NY 10019
Electronic Mail:
Reference is hereby made to the Seventh Amended and Restated Exchange Agreement, dated as of July 29, 2020 (the “Exchange Agreement”), among Apollo Global Management, Inc., the Apollo Principal Entities from time to time party thereto, and the Apollo Principal Holders from time to time party thereto, as amended or amended and restated from time to time, in accordance with its terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.
A separate Notice of Exchange should be completed for each individual or legal entity that is an Apollo Principal Holder or will become an Apollo Principal Holder following the exchange (other than a Substitute Exchanging Apollo Principal Holder who shall be bound by this Notice of Exchange).
The undersigned Apollo Principal Holder (or individual or legal entity who will become an Apollo Principal Holder following the exchange) desires to exchange the number of AOG Units set forth below to be issued in its name as set forth below:
Legal Name of Apollo Principal Holder:	[ ]
Address:	[ ]
Exchange Date:[2]	[ ]

2 Exchange Date means the date specified in the applicable Notice of Exchange, which shall be one or more Business Days after the applicable Notice of Exchange is delivered; provided, that, (A) such date specified in the applicable Notice of Exchange shall not be within the period beginning two (2) Business Days prior to the record date and ending on the record date, in each case, for any dividend payable with respect to Class A Shares and (B) any Non-Plan Exchange trades by any Participant that is a member of a Group in which the Founder or Contributing Partner directing the Exchange is an officer, director, or manager of, employed by, or in a position that entitles such Founder or Contributing Partner to access material non–public information of, the Issuer or its subsidiaries must be initiated during the Trading Window.

1

Designation of Substitute Exchanging Apollo Principal Holder:[3]
☐  Check here if none.

☐  Check here if  electing to designate a Substitute Exchanging Apollo Principal Holder and provide the applicable legal name and address directly below:

Legal Name:  [_________________________]
Address:        [_________________________]

If electing to designate a Substitute Exchanging Apollo Principal Holder:

☐  Check here to certify that your Ownership Schedule (Exhibit H) following the designation will be the same as prior to the designation, and accordingly, you are not providing an updated Ownership Schedule at this time.

☐  Check here if providing an updated Ownership Schedule (Exhibit H) in connection with the designation.

1. Number of AOG Units to be Exchanged in a Non-Plan Exchange (please either attach a trade report indicating the price and amount of each lot traded and check the relevant box below or indicate such information below):
[ ]
☐ Please see attached trade report; or ☐ Set forth below are the Per Share Sales Price of Class A Shares for each lot traded[4]
	Number of Class A Shares _____________	Price per Share $____________
2. Delivery Instructions for Class A Shares:	DTC Participant No. [__] [Broker Name] Account Number: [__] Contact:

THIS NOTICE OF EXCHANGE IS IRREVOCABLE EXCEPT TO THE EXTENT REVOCATION OF EXCHANGES IS PERMITTED UNDER THE EXCHANGE AGREEMENT. PLEASE NOTE THAT A LIMIT ORDER AS TO PRICE OR QUANTITY OF CLASS A SHARES TO BE SOLD UPON EXCHANGE OF AOG UNITS, OR ANY OTHER DIRECTION OR INSTRUCTION TO A BROKER, CUSTODIAN, UNDERWRITER OR AGENT, INCLUDING BY WAY OF POWER OF ATTORNEY, AS TO AMOUNTS OF CLASS A SHARES SOLD, TRANSFERRED OR

3 Check none unless a current beneficial owner of AOG Units is intending to have them transferred to a Permitted Transferee (e.g. another member of their Group) immediately prior to an Exchange and have that party settle the Exchange pursuant to Section 2.1(b) of the Exchange Agreement.
4 Add additional rows for each lot.
2

OTHERWISE DISPOSED OF UPON EXCHANGE, WILL NOT GOVERN THE AMOUNT OF AOG UNITS EXCHANGED HEREUNDER.
The undersigned acknowledges that the number of AOG Units to be exchanged pursuant to this notice shall be equal to the lesser of (x) the number of AOG Units set forth above, and (y) the number of AOG Units that the undersigned is permitted to exchange taking into account any subsequent revocation permitted by Section 2.2 of the Exchange Agreement, and any limitations imposed pursuant to Section 2.3 of the Exchange Agreement.
The undersigned (1) hereby represents that the undersigned has a pecuniary interest in the AOG Units set forth above, (2) hereby exchanges such AOG Units for Class A Shares as set forth in the Exchange Agreement, and (3) hereby irrevocably constitutes and appoints any officer of the applicable Apollo Principal Entities or the Issuer as its attorney, with full power of substitution, to exchange said AOG Units on the books of the Apollo Principal Entities for Class A Shares on the books of the Issuer, with full power of substitution in the premises.

3

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.
Name: ______________________________________
Dated: ______________________________________

4

EXHIBIT D
FORM OF
NOTICE OF EXCHANGE
(Non-Plan Exchange for Issuer Repurchase)
Apollo Global Management, Inc.
AP Professional Holdings, L.P.
9 West 57th Street
New York, NY 10019
Electronic Mail:
Reference is hereby made to the Seventh Amended and Restated Exchange Agreement, dated as of July 29, 2020 (the “Exchange Agreement”), among Apollo Global Management, Inc., the Apollo Principal Entities from time to time party thereto, and the Apollo Principal Holders from time to time party thereto, as amended or amended and restated from time to time, in accordance with its terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.
A separate Notice of Exchange should be completed for each individual or legal entity that is an Apollo Principal Holder or will become an Apollo Principal Holder following the exchange (other than a Substitute Exchanging Apollo Principal Holder who shall be bound by this Notice of Exchange).
The undersigned Apollo Principal Holder (or individual or legal entity who will become an Apollo Principal Holder following the exchange) desires to exchange the number of AOG Units set forth below to be issued in its name as set forth below:
Legal Name of Apollo Principal Holder:	[ ]
Address:	[ ]
Designation of Substitute Exchanging Apollo Principal Holder:[5]
☐  Check here if none.

☐  Check here if  electing to designate a Substitute Exchanging Apollo Principal Holder and provide the applicable legal name and address directly below:

Legal Name::[_________________________]
Address:        [_________________________]

5 Check none unless a current beneficial owner of AOG Units is intending to have them transferred to a Permitted Transferee (e.g. another member of their Group) immediately prior to an Exchange and have that party settle the Exchange pursuant to Section 2.1(b) of the Exchange Agreement.

1

If electing to designate a Substitute Exchanging Apollo Principal Holder:

☐  Check here to certify that your Ownership Schedule (Exhibit H) following the designation will be the same as prior to the designation, and accordingly, you are not providing an updated Ownership Schedule at this time.

☐  Check here if providing an updated Ownership Schedule (Exhibit H) in connection with the designation.

1. Number of AOG Units to be Exchanged in a Non-Plan Exchange for an Issuer Repurchase[6]	[ ]
2. Minimum Closing Price (if any):	$_______________
3. Indicate if the Apollo Principal Holder has previously submitted a Notice of Exchange (Fixed Exchange) with respect to some or all of the AOG Units included in this Notice of Exchange.	Yes ☐ No ☐

THIS NOTICE OF EXCHANGE IS IRREVOCABLE EXCEPT TO THE EXTENT REVOCATION OF EXCHANGES IS PERMITTED UNDER THE EXCHANGE AGREEMENT.
The undersigned acknowledges that the number of AOG Units to be exchanged pursuant to this notice shall be equal to the lesser of (x) the number of AOG Units set forth above (taking into account any applicable cut-back), and (y) the number of AOG Units that the undersigned is permitted to exchange taking into account any subsequent revocation permitted by Section 2.2 of the Exchange Agreement, and any limitations imposed pursuant to Section 2.3 of the Exchange Agreement.
The undersigned (1) hereby represents that the undersigned has a pecuniary interest in the AOG Units set forth above, (2) confirms that it is aware of the issuance by the Issuer of its earnings release for the most recently completed Quarter immediately preceding the submission of this Notice of Exchange and has taken into account such earnings release when making its decision to accept the offer to sell the Class A Shares to the Issuer or its Affiliates, (3) hereby exchanges such AOG Units for Class A Shares as set forth in the Exchange Agreement, and (4) hereby irrevocably constitutes and appoints any officer of the applicable Apollo Principal Entities or the Issuer as its attorney, with full power of substitution, to exchange said AOG Units on the books of the Apollo Principal Entities for Class A Shares on the books of the Issuer, with full power of substitution in the premises.

6 The number of AOG Units elected to be exchanged shall not exceed the lesser of (x) the amount of AOG Units that are included in the corresponding notice of intent (or notice of exchange in the case a Fixed Exchange) and (y) the Aggregate Repurchase Amount; provided that, if Issuer’s repurchase offer is over-subscribed the amount to be exchanged will be subject to pro-rata cutback based on the aggregate number of Class A shares that all Apollo Principal Holders elect to sell to the Issuer.
2

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.
Name: ______________________________________
Dated: ______________________________________

3

EXHIBIT E

FORM OF
NOTICE OF EXCHANGE
(Plan Exchange)
Apollo Global Management, Inc.
AP Professional Holdings, L.P.
9 West 57th Street
New York, NY 10019
Electronic Mail:
Reference is hereby made to the Seventh Amended and Restated Exchange Agreement, dated as of July 29, 2020 (the “Exchange Agreement”), among Apollo Global Management, Inc., the Apollo Principal Entities from time to time party thereto, and the Apollo Principal Holders from time to time party thereto, as amended or amended and restated from time to time, in accordance with its terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.
The undersigned Apollo Principal Holder (or individual or legal entity who will become an Apollo Principal Holder following the exchange) or the broker, who administers a Plan for the Apollo Principal Holder (or individual or legal entity who will become an Apollo Principal Holder following the exchange) named below, desires to exchange on behalf of such Apollo Principal Holder the number of AOG Units set forth below:
Legal Name of Apollo Principal Holder:	[ ]
Address:	[ ]
Exchange Date:[7]	[ ]
Designation of Substitute Exchanging Apollo Principal Holder:[8]	☐ Check here if none. ☐ Check here if electing to designate a Substitute Exchanging Apollo Principal Holder and provide the applicable legal name and address directly below:

7 Exchange Date means the date specified in the applicable Notice of Exchange, which shall be one or more Business Days after the applicable Notice of Exchange is delivered; provided, that such date specified in the applicable Notice of Exchange shall not be within (a) the period beginning two (2) Business Days prior to the record date and ending on the record date, in each case with respect to each such dividend payable with respect to Class A Shares and (b) the period beginning on the adoption date of a Plan and ending fourteen (14) calendar days following the date the applicable Plan is adopted.
8 Check none unless a current beneficial owner of AOG Units is intending to have them transferred to a Permitted Transferee (e.g. another member of their Group) immediately prior to an Exchange and have that party settle the Exchange pursuant to Section 2.1(b) of the Exchange Agreement.
1

Legal Name::[_________________]
Address:        [_________________]

If electing to designate a Substitute Exchanging Apollo Principal Holder:

☐  Check here to certify that your Ownership Schedule (Exhibit H) following the designation will be the same as prior to the designation, and accordingly, you are not providing an updated Ownership Schedule at this time.

☐  Check here if providing an updated Ownership Schedule (Exhibit H) in connection with the designation.

1. Number of AOG Units to be Exchanged in a Plan Exchange (please either attach a trade report indicating the price and amount of each lot traded and check the relevant box below or indicate such information below):
[ ]
☐ Please see attached trade report; or ☐ Set forth below are the Per Share Sales Price of Class A Shares for each lot traded[9]
	Number of Class A Shares _____________	Price per Share $____________
2. Delivery Instructions for Class A Shares:	DTC Participant No. [__] [Broker Name] Account Number: [__] Contact:

THIS NOTICE OF EXCHANGE IS IRREVOCABLE EXCEPT TO THE EXTENT REVOCATION OF EXCHANGES IS PERMITTED UNDER THE EXCHANGE AGREEMENT. PLEASE NOTE THAT A LIMIT ORDER AS TO PRICE OR QUANTITY OF CLASS A SHARES TO BE SOLD UPON EXCHANGE OF AOG UNITS, OR ANY OTHER DIRECTION OR INSTRUCTION TO A BROKER, CUSTODIAN, UNDERWRITER OR AGENT, INCLUDING BY WAY OF POWER OF ATTORNEY, AS TO AMOUNTS OF CLASS A SHARES SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UPON EXCHANGE, WILL NOT GOVERN THE AMOUNT OF AOG UNITS EXCHANGED HEREUNDER.

9 Add additional rows for each lot.
2

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.
Name: ______________________________________
Dated: ______________________________________

3

EXHIBIT F

FORM OF
NOTICE OF EXCHANGE
(Fixed Exchange)

Apollo Global Management, Inc.
AP Professional Holdings, L.P.
9 West 57th Street
New York, NY 10019
Electronic Mail:
Reference is hereby made to the Seventh Amended and Restated Exchange Agreement, dated as of July 29, 2020 (the “Exchange Agreement”), among Apollo Global Management, Inc., the Apollo Principal Entities from time to time party thereto, and the Apollo Principal Holders from time to time party thereto, as amended or amended and restated from time to time, in accordance with its terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.
A separate Notice of Exchange should be completed for each individual or legal entity that is an Apollo Principal Holder or will become an Apollo Principal Holder following the exchange (other than a Substitute Exchanging Apollo Principal Holder who shall be bound by this Notice of Exchange).
The undersigned Apollo Principal Holder (or individual or legal entity who will become an Apollo Principal Holder following the exchange) desires to exchange the number of AOG Units set forth below to be issued in its name as set forth below:
Legal Name of Apollo Principal Holder:	[ ]
Address:	[ ]
Designation of Substitute Exchanging Apollo Principal Holder:[10]	☐ Check here if none. ☐ Check here if electing to designate a Substitute Exchanging Apollo Principal Holder and provide the applicable legal name and address directly below:

10 Check none unless a current beneficial owner of AOG Units is intending to have them transferred to a Permitted Transferee (e.g. another member of their Group) immediately prior to an Exchange and have that party settle the Exchange pursuant to Section 2.1(b) of the Exchange Agreement.
1

Legal Name::[_________________]
Address:        [_________________]

If electing to designate a Substitute Exchanging Apollo Principal Holder:

☐  Check here to certify that your Ownership Schedule (Exhibit H) following the designation will be the same as prior to the designation, and accordingly, you are not providing an updated Ownership Schedule at this time.

☐  Check here if providing an updated Ownership Schedule (Exhibit H) in connection with the designation.

1. Number of AOG Units to be Exchanged in a Fixed Exchange	[ ]

THIS NOTICE OF EXCHANGE IS IRREVOCABLE EXCEPT TO THE EXTENT REVOCATION OF EXCHANGES IS PERMITTED UNDER THE EXCHANGE AGREEMENT. PLEASE NOTE THAT A LIMIT ORDER AS TO PRICE OR QUANTITY OF CLASS A SHARES TO BE SOLD UPON EXCHANGE OF AOG UNITS, OR ANY OTHER DIRECTION OR INSTRUCTION TO A BROKER, CUSTODIAN, UNDERWRITER OR AGENT, INCLUDING BY WAY OF POWER OF ATTORNEY, AS TO AMOUNTS OF CLASS A SHARES SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UPON EXCHANGE, WILL NOT GOVERN THE AMOUNT OF AOG UNITS EXCHANGED HEREUNDER.
The undersigned acknowledges that the number of AOG Units to be exchanged pursuant to this notice shall be equal to the lesser of (x) the number of AOG Units set forth above, and (y) the number of AOG Units that the undersigned is permitted to exchange taking into account any subsequent revocation permitted by Section 2.2 of the Exchange Agreement, and any limitations imposed pursuant to Section 2.3 of the Exchange Agreement.
The undersigned (1) hereby represents that the undersigned has a pecuniary interest in the AOG Units set forth above, (2) hereby exchanges such AOG Units for Class A Shares as set forth in the Exchange Agreement, and (3) hereby irrevocably constitutes and appoints any officer of the Apollo Principal Entities or the Issuer as its attorney, with full power of substitution, to exchange said AOG Units on the books of the Apollo Principal Entities for Class A Shares on the books of the Issuer, with full power of substitution in the premises.

2

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.
Name: ______________________________________
Dated: ______________________________________

3

EXHIBIT G
FORM OF
NOTICE OF EXCHANGE
(Exchange in connection with an Underwritten Public Offering)
Apollo Global Management, Inc.
AP Professional Holdings, L.P.
9 West 57th Street
New York, NY 10019
Electronic Mail:
Reference is hereby made to the Seventh Amended and Restated Exchange Agreement, dated as of July 29, 2020 (the “Exchange Agreement”), among Apollo Global Management, Inc., the Apollo Principal Entities from time to time party thereto, and the Apollo Principal Holders from time to time party thereto, as amended or amended and restated from time to time, in accordance with its terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.
A separate Notice of Exchange should be completed for each individual or legal entity that is an Apollo Principal Holder or will become an Apollo Principal Holder following the exchange (other than a Substitute Exchanging Apollo Principal Holder who shall be bound by this Notice of Exchange).
The undersigned Apollo Principal Holder (or individual or legal entity who will become an Apollo Principal Holder following the exchange) desires to exchange the number of AOG Units set forth below to be issued in its name as set forth below:
Legal Name of Apollo Principal Holder:	[ ]
Address:	[ ]
Designation of Substitute Exchanging Apollo Principal Holder:[11]	☐ Check here if none. ☐ Check here if electing to designate a Substitute Exchanging Apollo Principal Holder and provide the applicable legal name and address directly below:

11 Check none unless a current beneficial owner of AOG Units is intending to have them transferred to a Permitted Transferee (e.g. another member of their Group) immediately prior to an Exchange and have that party settle the Exchange pursuant to Section 2.1(b) of the Exchange Agreement.
1

Legal Name::[_________________]
Address:        [_________________]

If electing to designate a Substitute Exchanging Apollo Principal Holder:

☐  Check here to certify that your Ownership Schedule (Exhibit H) following the designation will be the same as prior to the designation, and accordingly, you are not providing an updated Ownership Schedule at this time.

☐  Check here if providing an updated Ownership Schedule (Exhibit H) in connection with the designation.

1. Number of AOG Units to be Exchanged in a Underwritten Public Offering	[ ]
2. Election Regarding Class A Shares to be Used in an Over-Allotment Option (Greenshoe)

To the extent an underwritten Public Offering involves a customary over-allotment option (typically 15% of the shares offered in the base offering), the Apollo Principal Holder hereby elects that any Class A Shares offered by such Apollo Principal Holder in any over-allotment option would be allocated from the following sources (please check each box that applies)

☐ to come from a portion of the amount of total AOG Units to be exchanged set forth under 1. above (amount, if known: ____) ☐ to come from RSU shares or other Class A Shares (amount, if known: )

THIS NOTICE OF EXCHANGE AND THE ELECTIONS SET FORTH HEREIN ARE IRREVOCABLE EXCEPT TO THE EXTENT REVOCATION OF EXCHANGES IS PERMITTED UNDER THE EXCHANGE AGREEMENT. PLEASE NOTE THAT A LIMIT ORDER AS TO PRICE OR QUANTITY OF CLASS A SHARES TO BE SOLD UPON EXCHANGE OF AOG UNITS, OR ANY OTHER DIRECTION OR INSTRUCTION TO A BROKER, CUSTODIAN, UNDERWRITER OR AGENT, INCLUDING BY WAY OF POWER OF ATTORNEY, AS TO AMOUNTS OF CLASS A SHARES SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UPON EXCHANGE, WILL NOT GOVERN THE AMOUNT OF AOG UNITS EXCHANGED HEREUNDER.
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The undersigned acknowledges that the number of AOG Units to be exchanged pursuant to this notice shall be equal to the lesser of (x) the number of AOG Units set forth above, and (y) the number of AOG Units that the undersigned is permitted to exchange taking into account the elections set forth above, any subsequent revocation permitted by Section 2.2 of the Exchange Agreement, and any limitations imposed pursuant to Section 2.3 of the Exchange Agreement.
The undersigned (1) hereby represents that the undersigned has a pecuniary interest in the AOG Units set forth above, (2) hereby exchanges such AOG Units for Class A Shares as set forth in the Exchange Agreement, and (3) hereby irrevocably constitutes and appoints any officer of the Apollo Principal Entities or the Issuer as its attorney, with full power of substitution, to exchange said AOG Units on the books of the Apollo Principal Entities for Class A Shares on the books of the Issuer, with full power of substitution in the premises.

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IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.
Name: ______________________________________
Dated: ______________________________________

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EXHIBIT H
FORM OF OWNERSHIP SCHEDULE
APO Corp.
9 West 57th Street
New York, NY 10019
Attention: John J. Suydam, Katie G. Newman and Shari Verschell
Fax: (212) 515-3251
Electronic Mail:

Reference is hereby made to the Seventh Amended and Restated Exchange Agreement, dated as of July 29, 2020 (the “Exchange Agreement”), among Apollo Global Management, Inc., the Apollo Principal Entities from time to time party thereto, and the Apollo Principal Holders from time to time party thereto, as amended or amended and restated from time to time, in accordance with its terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.
The undersigned Founder or Contributing Partner (or duly authorized personal representative) is providing this schedule in accordance with Section 2.7(a) of the Exchange Agreement. The undersigned hereby (i) represents and warrants that the AOG Unit Holders (as identified below) were not formed for a principal purpose of permitting the Apollo Principal Entities to satisfy the 100-partner limitation in Section 1.7704-1(h)(1)(ii) of the Treasury Regulations and (ii) agrees to promptly, and in any event within ten (10) calendar days of any change, notify the Issuer of any change in the information provided herein and to provide an updated Ownership Schedule reflecting such change.
1. Legal Name of Founder or Contributing Partner (or duly authorized personal representative):	[ ]
2.          Legal Name of each member of Founder or Contributing Partner’s Group that holds directly a limited partnership interest in BRH Holdings L.P. or AP Professional Holdings, L.P. (each, an “AOG Unit Holder”)
[ ]
3. Number of direct and indirect legal owners or beneficiaries of entities described in response to item 2 above (without double counting):[12]	[ ]

12 Note: If any AOG Unit Holder is treated as a partnership for U.S. federal income tax purposes, count all direct or indirect partners of the partnership. If any AOG Unit Holder is a grantor trust, count all direct or indirect known beneficiaries of the trust and the grantor of such trust. If an AOG Unit Holder is treated as a “S corporation” for U.S. federal income tax purposes, count all direct or indirect shareholders of the corporation. For this purpose, a direct or indirect partner, beneficiary or shareholder is any individual, non-grantor trust or “C corporation” that has a pecuniary interest in or is a beneficiary of the AOG Unit Holder either directly or through one or more entities that are (i) treated as partnerships for U.S. federal income tax purposes, (ii) grantor trusts or (iii) treated as “S corporations” for U.S. federal income tax purposes.
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IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Ownership Schedule to be executed and delivered by the undersigned or by its duly authorized attorney.
Name: ______________________________________
Dated: ______________________________________

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EXHIBIT I
FORM OF
NOTICE OF EXCHANGE
(Quarterly Exchange)
Apollo Global Management, Inc.
AP Professional Holdings, L.P.
9 West 57th Street
New York, NY 10019
Electronic Mail:
Reference is hereby made to the Seventh Amended and Restated Exchange Agreement, dated as of July 29, 2020 (the “Exchange Agreement”), among Apollo Global Management, Inc., the Apollo Principal Entities from time to time party thereto, and the Apollo Principal Holders from time to time party thereto, as amended or amended and restated from time to time, in accordance with its terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.
A separate Notice of Exchange should be completed for each individual or legal entity that is an Apollo Principal Holder or will become an Apollo Principal Holder following the exchange (other than a Substitute Exchanging Apollo Principal Holder who shall be bound by this Notice of Exchange).
The undersigned Apollo Principal Holder (or individual or legal entity who will become an Apollo Principal Holder following the exchange) desires to exchange the number of AOG Units set forth below to be issued in its name as set forth below:
Legal Name of Apollo Principal Holder:	[ ]
Address:	[ ]
Designation of Substitute Exchanging Apollo Principal Holder:[13]
☐ Check here if none.

☐  Check here if  electing to designate a Substitute Exchanging Apollo Principal Holder and provide the applicable legal name and address directly below:

Legal Name::[_________________]
Address:        [_________________]

13 Check none unless a current beneficial owner of AOG Units is intending to have them transferred to a Permitted Transferee (e.g. another member of their Group) immediately prior to an Exchange and have that party settle the Exchange pursuant to Section 2.1(b) of the Exchange Agreement.
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1. Number of AOG Units to be Exchanged in a Quarterly Exchange	[ ]
2. With respect to any amount of Class A Shares issuable upon exchange of AOG Units which are to be offered in an underwritten Public Offering, please make the following elections:[14]
Election if Underwritten Offering Does Not Occur

As to the amount of AOG Units described in 2. above with respect to which exchanged Class A Shares will be offered in an underwritten Public Offering, and which offering does not occur as contemplated by Section 2.3(a)(A) of the Exchange Agreement, the Apollo Principal Holder hereby elects that all of such Apollo Principal Holder’s AOG Units that would have been offered in such offering are to be exchanged nonetheless

Yes ☐ No ☐
Election for Cutback Scenario A (0-25% Cutback and Partial Exchange):

As to the amount of AOG Units described in 2. above with respect to which exchanged Class A Shares will be offered in an underwritten Public Offering, the Apollo Principal Holder hereby elects that, if an underwriter/agent cutback of between 0-25% of the offered amount is imposed in connection with the offering as contemplated by Section 2.3(a)(B) of the Exchange Agreement, all of such Apollo Principal Holder’s AOG Units attributable to such 0-25% cutback are to be exchanged nonetheless

Yes ☐ No ☐

14 The undersigned is completing Item of this Notice of Exchange in case there is an underwritten Public Offering and the undersigned determines to include any AOG Units to be exchanged pursuant to this Notice of Exchange in such offering.  The undersigned reserves all rights it may have to decide to participate or not in any such underwritten Public Offering in accordance with the piggy back registration rights granted to the undersigned and answering such questions does not constitute an election to participate in any such underwritten Public Offering.  For the avoidance of doubt such reservation of rights does not alter the obligations of the undersigned to complete the Exchange contemplated by this Notice of Exchange in accordance with the terms of the Agreement.
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Election for Cutback Scenario B (26-100% Cutback and Partial Exchange):

As to the amount of AOG Units described in 2. above with respect to which exchanged Class A Shares will be offered in an underwritten Public Offering, the Apollo Principal Holder hereby elects that, if an underwriter/agent cutback of between 26-100% of the offered amount is imposed in connection with the offering as contemplated by Section 2.3(a)(B) of the Exchange Agreement, all of such Apollo Principal Holder’s AOG Units attributable to such 26-100% cutback are to be exchanged nonetheless

Yes ☐ No ☐
Election for any Un-Exercised Portion of Over-Allotment Option (Greenshoe):

As to the amount of AOG Units set forth under 2. above that will be subject to a customary over-allotment option,  the Apollo Principal Holder hereby elects that, if the over-allotment option shall lapse un-exercised in whole or in part as contemplated by Section 2.3(a)(C) of the Exchange Agreement, all of such Apollo Principal Holder’s AOG Units attributable to the un-exercised portion of the over-allotment option are to be exchanged nonetheless, as follows:

(I) in an underwritten Public Offering not subject to any underwriter/agent cutback:	(I) Yes ☐ No ☐
(II) in an underwritten Public Offering subject to Cutback Scenario A above:	(II) Yes ☐ No ☐
(III) in an underwritten Public Offering subject to Cutback Scenario B above:	(III) Yes ☐ No ☐
Election Regarding Class A Shares to be Used in an Over-Allotment Option (Greenshoe)

To the extent an underwritten Public Offering involves a customary over-allotment option (typically 15% of the shares offered in the base offering), the Apollo Principal Holder hereby elects that any Class A Shares offered by such Apollo Principal Holder in any over-allotment option would be allocated from the following sources (please check each box that applies)

☐ to come from a portion of the amount of total AOG Units to be exchanged set forth under 1. above (amount, if known: ____) ☐ to come from RSU shares or other Class A Shares (amount, if known: )

THIS NOTICE OF EXCHANGE AND THE ELECTIONS SET FORTH HEREIN ARE IRREVOCABLE EXCEPT TO THE EXTENT REVOCATION OF EXCHANGES IS PERMITTED UNDER THE EXCHANGE AGREEMENT. PLEASE NOTE THAT A LIMIT ORDER AS TO PRICE OR QUANTITY OF CLASS A SHARES TO BE SOLD UPON EXCHANGE OF AOG UNITS, OR ANY OTHER DIRECTION OR INSTRUCTION TO A BROKER, CUSTODIAN, UNDERWRITER OR AGENT, INCLUDING BY WAY OF POWER OF ATTORNEY, AS TO AMOUNTS OF CLASS A SHARES SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UPON EXCHANGE, WILL NOT GOVERN THE AMOUNT OF AOG UNITS EXCHANGED HEREUNDER.
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The undersigned acknowledges that the number of AOG Units to be exchanged pursuant to this notice shall be equal to the lesser of (x) the number of AOG Units set forth above, and (y) the number of AOG Units that the undersigned is permitted to exchange taking into account the elections set forth above, any subsequent revocation permitted by Section 2.2 of the Exchange Agreement, and any limitations imposed pursuant to Section 2.3 of the Exchange Agreement.
The undersigned acknowledges that AOG Units to be exchanged in connection with an underwritten Public Offering and the AOG Units to be exchanged other than in connection with an underwritten Public Offering may be exchanged on different dates as provided in the Exchange Agreement.
The undersigned (1) hereby represents that the undersigned has a pecuniary interest in the AOG Units set forth above, (2) hereby exchanges such AOG Units for Class A Shares as set forth in the Exchange Agreement, and (3) hereby irrevocably constitutes and appoints any officer of the Apollo Principal Entities or the Issuer as its attorney, with full power of substitution, to exchange said AOG Units on the books of the Apollo Principal Entities for Class A Shares on the books of the Issuer, with full power of substitution in the premises.

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IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.
Name: ______________________________________
Dated: ______________________________________

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